                               PURCHASE AGREEMENT


                                      among


                               ADVANTA BANK CORP.,


                              ADVANTA NATIONAL BANK

                                       and

                              ADVANTA FINANCE CORP.

                               as the Originators

                                       and

                        ADVANTA CONDUIT RECEIVABLES, INC.

                                  as Purchaser



                            Dated as of April 1, 2000

                                Table of Contents

                                                                                                      Page
                                                                                                      ----
ARTICLE I
         Definitions.....................................................................................1
ARTICLE II
         Procedures for Purchases of Mortgage Loans;
         Conditions Precedent; Settlements...............................................................1
                  Section 2.01.     Purchase and Sale....................................................2
                  Section 2.02.     Delivery of Documents; Purchase of Mortgage Loans....................3
                  Section 2.03.     Survival of Representations..........................................4
                  Section 2.04.     Proceeds of Mortgage Loans...........................................4
                  Section 2.05.     Repurchased Mortgage Loans...........................................4
ARTICLE III
         Protective Security Interest....................................................................4
ARTICLE IV
         Representations and Warranties..................................................................6
                  Section 4.01.     Representations and Warranties of Originators........................6
                  Section 4.02.     Representations and Warranties Regarding Mortgage Loans..............7
                  Section 4.03.     Representations and Warranties of Purchaser..........................7
                  Section 4.04.     Remedies for Breach of Representations and Warranties;
                                    Repurchase Obligation................................................8
ARTICLE V
         Covenants of Originators.......................................................................10
                  Section 5.01.     Affirmative Covenants...............................................10
                  Section 5.02.     Negative Covenants..................................................10
ARTICLE VI
         Sale of Mortgage Loans by Purchaser............................................................11
ARTICLE VII
         Additional Remedies............................................................................12
ARTICLE VIII
         Term...........................................................................................12
ARTICLE IX
         Exclusive Benefit of Parties; Assignment.......................................................12
ARTICLE X
         Amendment; Waivers.............................................................................13
ARTICLE XI
         Execution in Counterparts......................................................................13
ARTICLE XII
         Effect of Invalidity of Provisions.............................................................13
ARTICLE XIII
         Governing Law..................................................................................13

ARTICLE XIV
         Notices........................................................................................13
ARTICLE XV
         Entire Agreement...............................................................................14
ARTICLE XVI
         Indemnities....................................................................................14
ARTICLE XVII
         RESPA Obligations..............................................................................15
ARTICLE XVIII
         Survival.......................................................................................16
ARTICLE XIX
         Consent to Service.............................................................................16
ARTICLE XX
         Submission to Jurisdiction; Waiver of Trial by Jury............................................16
ARTICLE XXI
         Construction...................................................................................16
ARTICLE XXII
         Further Assurances.............................................................................17
ARTICLE XXIII
         Third Party Beneficiary........................................................................17
ARTICLE XXIV
         No Petition....................................................................................17

         PURCHASE AGREEMENT (the "Agreement") dated as of April 1, 2000, among Advanta Bank Corp., a Utah industrial loan corporation ("ABC"), Advanta National Bank, a national banking association ("ANB"), and Advanta Finance Corp., a Nevada corporation ("AFC"), on one hand, and Advanta Conduit Receivables, Inc., a Nevada corporation ("Purchaser"), on the other hand. ABC, ANB and AFC are sometimes individually referred to herein as an "Originator" and sometimes collectively referred to herein as the "Originators."

         WHEREAS, all of the Mortgage Loans were originated by the Originators;

         WHEREAS, certain of the Mortgage Loans are owned by the Originators. The remaining Mortgage Loans, which are indicated on the Schedule of Mortgage Loans with Investor Codes 24, 25 and 27, were conveyed by the Originators to a warehouse trust and are owned by the warehouse trust;

         WHEREAS, the Originators desire to sell to Purchaser, and Purchaser desires to purchase from the Originators, the Mortgage Loans owned by the Originators, all in accordance with the terms and conditions set forth in this Agreement; and

         WHEREAS, Purchaser is purchasing the Mortgage Loans owned by the warehouse trust from the warehouse trust pursuant to a certain Assignment, dated as of April 27, 2000 (the "Assignment");

         NOW, THEREFORE, in consideration of the premises, the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

         Except as otherwise specified herein, capitalized terms used in this Agreement are defined in Annex 1 to the Indenture, dated as of April 1, 2000 (the "Indenture"), between Advanta Revolving Home Equity Loan Trust 2000-A and Bankers Trust Company of California, N.A., as Indenture Trustee. A copy of Annex 1 to the Indenture is attached to this Agreement as Exhibit A. Defined terms that are used only in one section or only in another definition may be omitted from the list of defined terms in Annex 1. Defined terms include, as appropriate, all genders and the plural as well as the singular.

                                   ARTICLE II
                   Procedures for Purchases of Mortgage Loans;
                        Conditions Precedent; Settlements

         Section 2.01. Purchase and Sale. (a) The Originators hereby agree to, and do hereby, sell, assign, transfer, convey and set over to Purchaser, and Purchaser hereby agrees to, and does hereby, purchase and acquire from the Originators, without recourse (subject to the Originators' obligations herein, including any obligation to fund Additional Balances with respect to the Initial Mortgage Loans), on the Closing Date, all of the Originators' respective right, title and interest in and to (a) each Initial Mortgage Loan owned by an Originator, including its Principal Balance as of the Initial Cut-Off Date and all principal and interest collected in respect of such Initial Mortgage Loan on or after the Initial Cut-Off Date (excluding any payments of principal and interest collected in respect to such Initial Mortgage Loan prior to the Initial Cut-Off Date); (b) each related Mortgaged Property that is acquired by foreclosure or deed in lieu of foreclosure; (c) all rights under any Mortgage Insurance Policies covering each related Mortgaged Property; (d) all proceeds with respect to the foregoing; and (e) the Mortgage File and other documents relating to the foregoing; provided, however, that neither Purchaser nor any of its Assignees (including the Trust and the Indenture Trustee) shall be deemed to assume any obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, it being understood that any such obligation shall remain with the Originators and that neither Purchaser nor any of its Assignees (including the Trust and the Indenture Trustee) shall be required or permitted to fund any such future advances. As full consideration for the Originators' and the warehouse trust's sale, transfer, assignment and conveyance to Purchaser of all of their respective right, title and interest in and to the Initial Mortgage Loans and other properties specified above and in the Assignment from the warehouse trust to Purchaser, on the Closing Date, Purchaser shall (x) pay to or upon the order of the Originators and the warehouse trust that amount in immediately available funds equal to the Originators' and the warehouse trust's pro rata share of the proceeds of the sale of the Notes, net of the initial deposits to the Pre-Funding Account and the Capitalized Interest Account, any underwriting discounts and other transaction costs, and (y) direct the issuance of the Certificates to or upon the order of the Originators, all in such relative proportions as the Originators shall jointly determine on or before the Closing Date.

                  (b) The Originators hereby agree to sell, assign, transfer, convey and set over to Purchaser, and the Purchaser, subject to the satisfaction of the conditions set forth in Section 2.6 of the Sale and Servicing Agreement, hereby agrees to purchase and acquire from the Originators, without recourse (subject to the Originators' obligations herein, including any obligation to fund Additional Balances with respect to the Subsequent Mortgage Loans), on each Subsequent Transfer Date, all of the Originators' respective right, title and interest in and to (a) each Subsequent Mortgage Loan, including its Principal Balance as of the Subsequent Cut-Off Date and all principal and interest collected in respect of such Subsequent Mortgage Loan on or after the Subsequent Cut-Off Date (excluding any payments of principal and interest collected in respect to such Subsequent Mortgage Loans prior to the Subsequent Cut-Off Date);
(b) each related Mortgaged Property that is acquired by foreclosure or deed in lieu of foreclosure; (c) all rights under any Mortgage Insurance Policies covering each related Mortgaged Property; (d) all proceeds with respect to the foregoing; and (e) the Mortgage File and other documents relating to the foregoing; provided, however, that neither Purchaser nor any of its Assignees (including the Trust and the Indenture Trustee) shall be deemed to assume any obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, it being understood that any such obligation shall remain with the Originators and that neither Purchaser nor any of its Assignees (including the Trust and the Indenture Trustee) shall be required or permitted to fund any such future advances. As full consideration for the Originators' sale, transfer, assignment and conveyance to Purchaser of all of their respective right, title and interest in and to the Subsequent Mortgage Loans and other properties specified above, on each Subsequent Transfer Date, Purchaser shall direct the Indenture Trustee to pay from funds on deposit in the Pre-Funding Account to or upon the order of the Originators that amount in immediately available funds equal to 94.8% of the aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-Off Date, all in such relative proportions as the Purchaser and the Originators shall jointly determine on or before each Subsequent Transfer Date.

         Section 2.02. Delivery of Documents; Purchase of Mortgage Loans. Prior to the purchase of the Initial Mortgage Loans or any Subsequent Mortgage Loans, as the case may be:

                  (a) Each Originator shall have delivered to Purchaser or any agent appointed by Purchaser the Mortgage File for each of the Mortgage Loans sold to Purchaser by such Originator.

                  (b) Purchaser shall have received a copy of the Schedule of Mortgage Loans.

                  (c) On the Closing Date, Purchaser shall have received copies of the resolutions of the Board of Directors of each Originator, certified by its Secretary or Assistant Secretary, approving this Agreement.

                  (d) On the Closing Date, Purchaser shall have received copies of the articles of incorporation, articles of association or charter of each Originator.

                  (e) On the Closing Date, Purchaser shall have received from each Originator (i) a certificate of the Secretary or Assistant Secretary of such Originator certifying the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder and (ii) a copy of such Originator's by-laws.

                  (f) On the Closing Date, Purchaser shall have received an opinion of counsel to each Originator as to the due authorization, execution and delivery by such Originator of this Agreement and as to the validity and enforceability of the transfers contemplated hereunder and addressing such other matters as Purchaser may reasonably request.

                  (g) Purchaser shall be permitted to perform its standard loan review of each Mortgage Loan to be purchased.

                  (h) On the Closing Date, UCC-1 financing statements duly executed by each Originator as debtor shall have been filed naming Purchaser as secured party and, if Purchaser so requests, the Indenture Trustee on behalf of the Trust as assignee.

          Section 2.03. Survival of Representations. The terms and conditions of the purchase and sale of each Mortgage Loan shall be as set forth in this Agreement and in the Assignment. Each Originator will be deemed on the Closing Date and each Subsequent Transfer Date to have made to Purchaser the representations and warranties set forth in Article IV hereof, including, without limitation, the representations and warranties in regard to the Mortgage Loans, whether conveyed by such Originator to Purchaser hereunder or conveyed by the warehouse trust to Purchaser under the Assignment, and such representations and warranties of such Originator shall be true and correct on and as of the Closing Date and each Subsequent Transfer Date . In addition, such Originator will be deemed to have reaffirmed the representations and warranties contained in Article IV hereof including, without limitation, the representations and warranties in regard to all of the Initial Mortgage Loans, whether conveyed by such Origination to Purchaser hereunder or conveyed by the warehouse trust to Purchaser under the Assignment, on the date of sale of such Mortgage Loans by Purchaser pursuant to Section 2.1(a) of the Sale and Servicing Agreement.

         Section 2.04. Proceeds of Mortgage Loans. The sale, assignment, transfer and conveyance hereby of all of the Originators' respective right, title and interest in and to each Mortgage Loan owned by an Originator shall include all proceeds, products and profits derived therefrom, including all payments of principal of and interest on such Mortgage Loan and other amounts due or payable or to become due or payable in respect thereof and proceeds thereof, including all monies, goods and other tangible or intangible property received upon the liquidation or sale thereof, except any payments in respect of principal or interest collected prior to the Cut-Off Date.

         Section 2.05. Repurchased Mortgage Loans. If any Mortgage Loan sold by an Originator hereunder or by the warehouse trust under the Assignment is re-transferred to Purchaser pursuant to Section 2.2(b) of the Sale and Servicing Agreement, the Originator shall, at Purchaser's option, either (a) repurchase such Mortgage Loan at the Loan Reacquisition Price therefor or (b) substitute in lieu thereof a Qualified Replacement Mortgage Loan (provided that the Originator has any such loans available for sale at the time) and deliver to or upon the order of Purchaser the related Substitution Amount, all in accordance with and subject to the applicable terms and conditions of the Sale and Servicing Agreement.

                                   ARTICLE III
                          Protective Security Interest

         It is the express intent of the parties hereto that all conveyances of Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.01 hereof) by the Originators to Purchaser as contemplated by this Agreement be construed as a sale of such Mortgage Loans by the Originators to Purchaser. It is, further, not the intent of the parties that such conveyance be deemed a pledge of such Mortgage Loans by the Originators to Purchaser or any of its Assignees (including the Trust and the Indenture Trustee) to secure a debt or other obligation of the Originators. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, any or all of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.01 hereof) are held to be property of any or all of the Originators, then:

               (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code;

              (ii) the conveyance provided for herein shall be deemed to be a grant by the Originators to Purchaser of a first priority security interest in all of the Originators' right, title and interest in and to the Mortgage Loans conveyed hereunder (including the related Mortgage Files and the other rights and properties described in Section 2.01 hereof) and all amounts payable to the holder of such Mortgage Loans and/or such rights or properties in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including all amounts from time to time held or invested in the Accounts (excluding any investment earnings on the Note Account, the Principal and Interest Account and the Capitalized Interest Account), whether in the form of cash, instruments, securities or other property;

             (iii) the possession by Purchaser or any of its Assignees or their respective bailees or agents of items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the California Uniform Commercial Code;

              (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Purchaser for the purpose of perfecting such security interest under applicable law; and

               (v) the obligations secured by the first priority security interest described in clause (ii) above shall be deemed to include any and all obligations of Purchaser or any of its Assignees (including the Trust and the Indenture Trustee) to pay the principal of and interest on the Notes to the Noteholders and to pay the fees, expenses and other amounts required to be paid to the Master Servicer, the Indenture Trustee, the Owner Trustee and the Certificateholders, all in accordance with and otherwise subject to the Operative Documents (including the Indenture).

         Any assignment or other transfer of the interest of Purchaser under any provision hereof shall also be deemed to be an assignment of any security interest created hereby. Each of the Originators and Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the terms of this Agreement, the Sale and Servicing Agreement and the Indenture. Each of the Originators also covenants not to pledge, assign or grant any security interest to any third party in any Mortgage Loan conveyed to Purchaser hereunder.

         Upon Purchaser's request, each Originator shall perform (or cause to be performed) such further acts and execute, acknowledge and deliver (or cause to be executed, acknowledged and delivered) to Purchaser such further documents as Purchaser shall deem necessary or advisable in order to evidence, establish, maintain, protect, enforce or defend its rights in and to the Mortgage Loans and other rights and properties transferred hereunder or otherwise to carry out the intent and accomplish the purposes of this Agreement (including UCC-1 financing statements naming such Originator as debtor and Purchaser as secured party and any continuation statements relating thereto).

                                   ARTICLE IV
                         Representations and Warranties

         Section 4.01. Representations and Warranties of Originators. Each of the Originators represents, warrants and covenants to Purchaser as of the Closing Date and each Subsequent Transfer Date that:

                  (a) Such Originator is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Originator in any state in which a Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement.

                  (b) Such Originator has the full corporate power and authority to originate the Mortgage Loans conveyed by it hereunder and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement; the execution, delivery and performance of this Agreement by such Originator has been duly authorized by all necessary corporate action on the part of such Originator; and this Agreement, assuming the due authorization, execution and delivery thereof by Purchaser, constitutes a legal, valid and binding obligation of such Originator, enforceable against such Originator in accordance with its respective terms, except to the extent that (i) the enforceability thereof may be limited by federal or state bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution and delivery of this Agreement by such Originator, the consummation by such Originator of the transactions herein contemplated, and the fulfillment by such Originator of or compliance by such Originator with the terms hereof will not (i) result in a breach of any term or provision of the charter or by-laws of such Originator or (ii) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which such Originator is a party or by which it may be bound, or any statute, order or regulation applicable to such Originator of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Originator, which breach, violation, default or non-compliance would have a material adverse effect on the business, operations, financial condition, properties or assets of such Originator taken as a whole or the ability of such Originator to perform its obligations under this Agreement; and such Originator is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to such Originator's knowledge, would in the future reasonably be expected to materially and adversely affect, the ability of such Originator to perform its obligations under this Agreement or the business, operations, financial condition, properties or assets of such Originator taken as a whole.

                  (d) Such Originator is, and currently intends to remain, in good standing and qualified to do business in each jurisdiction where failure to be so qualified or licensed would have a material adverse effect on (i) the business, operations, financial condition, properties or assets of such Originator taken as a whole or (ii) the enforceability of any Mortgage Loan in accordance with the terms of this Agreement.

                  (e) There is no litigation pending or, to such Originator's actual knowledge, overtly threatened against such Originator that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of such Originator to perform any of its other obligations hereunder in accordance with the terms hereof.

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Originator of, or compliance by such Originator with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, such Originator has obtained the same.

                  (g) Such Originator has caused to be performed any and all acts required to preserve the rights and remedies of Purchaser in any Mortgage Insurance Policies of such Originator applicable to the Mortgage Loans conveyed by such Originator hereunder.

         Section 4.02. Representations and Warranties Regarding Mortgage Loans. Each Originator represents and warrants to Purchaser as of the Closing Date, the Transfer Date and the Subsequent Transfer Date, as the case may be, that, with respect to each Mortgage Loan originated by such Originator and conveyed by such Originator or the warehouse trust, as the case may be, on such date, each representation and warranty set forth in Exhibit A hereto is true and correct.

         Section 4.03. Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties, each of which representations and warranties (i) is material and being relied upon by the Originators and (ii) is true in all respects as of the Closing Date, the Transfer Date and the Subsequent Transfer Date:

                  (a) Purchaser has been duly organized and is validly existing as a corporation under the laws of the State of Nevada.

                  (b) Purchaser has the requisite power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement to be performed by it.

                  (c) This Agreement has been duly authorized and executed by Purchaser, is valid, binding and enforceable against Purchaser in accordance with its terms, and the execution, delivery and performance by Purchaser of this Agreement does not conflict with any material term or provision of any other agreement to which Purchaser is a party or any term or provision of the Certificate of Incorporation or the By-laws of Purchaser, or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to Purchaser of any court, regulatory body, administrative agency or governmental body having jurisdiction over Purchaser.

                  (d) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution and delivery by Purchaser of this Agreement.

                  (e) To the best knowledge of Purchaser, there is no action, proceeding or investigation pending or threatened against Purchaser before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) which is likely to materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

                  (f) The purchase of Mortgage Loans hereunder shall constitute a representation by Purchaser to each Originator that Purchaser understands, and that Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of, its investment in the relevant Mortgage Loans.

         Section 4.04. Remedies for Breach of Representations and Warranties; Repurchase Obligation. It is understood and agreed that the representations and warranties set forth in Sections 4.01 and 4.02 shall survive each sale of Mortgage Loans by the Originators or the warehouse trust to Purchaser and shall inure to the benefit of Purchaser and its Assignees notwithstanding any restrictive or qualified endorsement on any related Credit Line Agreement or Assignment of Mortgage or the examination or failure to examine any Mortgage File. With respect to the representations and warranties contained in Sections
4.01 and 4.02 which are made to the best of an Originator's knowledge or to the actual knowledge of an Originator, if it is discovered by such Originator or Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or Purchaser's or any Assignee's interest therein, then notwithstanding such Originator's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such Originator shall repurchase the related Mortgage Loan in accordance with this Section 4.04 as if the applicable representation or warranty was breached, subject to the terms and conditions of the Sale and Servicing Agreement. Upon discovery by an Originator or Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or Purchaser's or any Assignee's interest therein, the party discovering such breach shall give prompt written notice to the others.

         Within 30 days of the earlier of either discovery by or notice to an Originator of any breach of a representation or warranty set forth in Sections
4.01 and 4.02 by such Originator which materially and adversely affects the value of any Mortgage Loan or Purchaser's or any Assignee's interest therein, such Originator shall use its best efforts promptly to cure or cause to be cured such breach in all material respects and, if such breach cannot be cured or is not cured or is not being diligently pursued as evidenced by a notice acceptable to Purchaser, as evidenced by Purchaser's agreement thereto, at the end of such 30-day period, Originator shall, at Purchaser's option, either (a) repurchase such Mortgage Loan at the Loan Reacquisition Price therefor or (b) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage Loan (provided that the Originator has any such loans available for sale at the time) and deliver to or upon the order of Purchaser the related Substitution Amount, if any, all in accordance with and subject to the applicable terms and conditions of the Sale and Servicing Agreement.

         At the time of repurchase or substitution, Purchaser and the applicable Originator shall arrange for the assignment to the applicable Originator of the Mortgage Loan to be repurchased or replaced and the delivery to the applicable Originator of the related Mortgage File.

         Each Originator shall indemnify and hold harmless Purchaser and its Assignees from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach by such Originator of the representations and warranties contained in this Article IV (notwithstanding any limitation in such representation and warranty as to such Originator's knowledge). It is understood and agreed that the obligations of each Originator set forth in this Section 4.04 either to cure any breach of the representations and warranties contained in this Article IV which materially and adversely affects the value of any Mortgage Loan or Purchaser's or any Assignee's (including the Trust's and the Indenture Trustee's) interest therein, or to repurchase the affected Mortgage Loan or substitute a Qualified Replacement Mortgage Loan in lieu thereof and to indemnify and hold harmless Purchaser as provided in this Section 4.04 constitute the sole remedies of Purchaser or any Assignee of Purchaser (including the Trust and the Indenture Trustee) respecting a breach by such Originator of the foregoing representations and warranties.

         Any cause of action against an Originator relating to or arising out of the breach by such Originator of any representations and warranties made in Sections 4.01 and 4.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Originator or notice thereof by Purchaser to the Originator, (ii) failure by the Originator to cure such breach or to repurchase such Mortgage Loan or substitute a Qualified Replacement Mortgage Loan in lieu thereof as specified above, and (iii) demand upon the Originator by Purchaser for compliance with the relevant provisions of this Agreement.

                                    ARTICLE V
                            Covenants of Originators

         So long as this Agreement remains in effect or any Originator has obligations hereunder, each Originator hereby covenants and agrees with Purchaser as follows:

         Section 5.01. Affirmative Covenants.

                  (a) Such Originator shall do all things necessary to remain duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and to maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where failure to maintain such authority would not have a material adverse effect on the ability of such Originator to conduct its business or to perform its obligations under this Agreement.

                  (b) At all times during this Agreement, such Originator shall possess sufficient net capital and liquid assets (or ability to access the same) to satisfy its obligations as they become due in the normal course of business.

                  (c) Such Originator shall permit Purchaser, its Assignees and their respective accountants, attorneys and other agents access to all of the books and records relating to the Mortgage Loans purchased and retained by Purchaser for inspection during normal business hours at all places where such Originator conducts business.

                  (d) Such Originator shall be obligated to convey all Additional Balances to the Trust (to the extent such Additional Balances are related to the Mortgage Loans originated by such Originator).

                  (e) Such Originator will deliver or cause to be delivered to the Indenture Trustee the items listed in the definition of "Mortgage Files" with respect to each Mortgage Loan originated by such Originator and conveyed to Purchaser by such Originator or by the warehouse trust.

         Section 5.02. Negative Covenants.

                  (a) Such Originator shall not assign or attempt to assign this Agreement or any rights hereunder, without first obtaining the specific written consent of Purchaser.

                  (b) Such Originator shall not amend its articles of incorporation, articles of association or charter or its by-laws if such amendment shall have or is likely to have an adverse effect upon Purchaser or its interests under this Agreement, without the prior written consent of Purchaser.

                  (c) Such Originator shall not (i) dissolve or terminate its existence or (ii) transfer any assets to any affiliate except in the ordinary course of its business or as otherwise expressly permitted or contemplated hereby.

                  (d) Such Originator will not commit any act in violation of applicable laws or regulations promulgated pursuant thereto that relate to the Mortgage Loans or that materially and adversely affect the operations or financial conditions of such Originator.

                                   ARTICLE VI
                       Sale of Mortgage Loans by Purchaser

         It is the intent of the parties hereto that (i) immediately after the sale of Mortgage Loans by the Originators to Purchaser as provided herein or the conveyance of Mortgage Loans to Purchaser by the warehouse trust, pursuant to the Sale and Servicing Agreement, Purchaser will sell, assign, transfer, convey and set over to the Trust all of Purchaser's right, title and interest in and to all of the Mortgage Loans (including the other rights and properties conveyed to it hereunder) and (ii) immediately after the sale of all of the Mortgage Loans by Purchaser to the Trust pursuant to the Indenture, the Trust will Grant to the Indenture Trustee all of the Trust's right, title and interest in and to the Mortgage Loans.

         With respect to each such sale or other transfer, each Originator hereby agrees:

                  (a) to cooperate fully with Purchaser, Purchaser's Assignees, the Trust and the Indenture Trustee with respect to all reasonable requests and due diligence procedures, including participating in meetings with rating agencies, insurers and such other parties as Purchaser shall designate and participating in meetings with Purchaser's Assignees and the Trust and providing information reasonably requested by Purchaser's Assignees and the Trust;

                  (b) to execute all other necessary documents to effect the transactions contemplated hereby;

                  (c) to affirm the representations and warranties set forth herein regarding such Originator and any Mortgage Loans originated by such Originator as of the date of the transfer thereof to the Trust;

                  (d) to deliver to Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding (i) such Originator, (ii) its financial condition, (iii) the mortgage loan delinquency, foreclosure and loss experience of its portfolio as is customarily set forth in a prospectus supplement with respect to a comparable mortgage pool, (iv) the underwriting guidelines for mortgage loans, (v) the servicer, (vi) the servicing and collection practices regarding mortgage loans, and (vii) any additional information reasonably requested by Purchaser, or as is otherwise reasonably requested by Purchaser and which such Originator is capable of providing without unreasonable effort or expense, and to indemnify Purchaser and its Assignees for material misstatements or omissions contained in such information;

                  (e) to deliver to Purchaser, and to any Person designated by Purchaser, such legal documents and in-house opinions of counsel as are customarily delivered by originators and reasonably determined by Purchaser or its Assignees to be necessary in connection with the transactions contemplated by the Sale and Servicing Agreement, it being understood that the cost of any opinions of outside special counsel that may be required shall be the responsibility of such Originator; and

                  (f) to cooperate fully with Purchaser and its Assignees with respect to the preparation of Mortgage Loan documents and other documents and with respect to servicing requirements reasonably requested by the rating agencies and insurers.

                                   ARTICLE VII
                               Additional Remedies

         Upon the occurrence of a Rapid Amortization Event under the Indenture due to an act or omission of an Originator, Purchaser and any of its Assignees shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of any such Rapid Amortization Event shall not deny to Purchaser or its Assignees any remedy to which Purchaser or its Assignees may be otherwise appropriately entitled, whether by statute or applicable law, or in equity.

                                  ARTICLE VIII
                                      Term

         This Agreement shall terminate on the date of termination of the Trust as set forth in Article IX of the Trust Agreement.

                                   ARTICLE IX
                    Exclusive Benefit of Parties; Assignment

         This Agreement is for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other person except the Trust, the Indenture Trustee, the Noteholders and the Insurer. Neither this Agreement nor any rights hereunder may be assigned by any party hereto without the prior written consent of the others and the Insurer except if assigned by the Purchaser to the Trust or the Indenture Trustee.

                                    ARTICLE X
                               Amendment; Waivers

         This Agreement may be amended from time to time only by written agreement of the Originators and Purchaser with the prior written consent of the Insurer, which consent shall not be unreasonably withheld. Any forbearance, failure, or delay by a party in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by a party of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of a party shall continue in full force and effect until specifically waived by it in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

                                   ARTICLE XI
                            Execution in Counterparts

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Signatures may be exchanged by facsimile, and each party hereto agrees to be bound by its own facsimile signature and to accept the facsimile signatures of the other parties.

                                   ARTICLE XII
                       Effect of Invalidity of Provisions

         In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected, prejudiced or disturbed thereby.

                                  ARTICLE XIII
                                  Governing Law

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ARTICLE XIV
                                     Notices

         Any notices, consents, directions, demands and other communications given under this Agreement (unless otherwise specified herein) shall be: (a) in writing and personally delivered or telecopied to the respective addresses or facsimile numbers of the parties hereto, as follows: if to the Purchaser, addressed to Advanta Conduit Receivables, Inc., 10790 Rancho Bernardo Road, San Diego, California 92127; if to ABC, addressed to Advanta Bank Corp., 11850 South Election Road, Draper, Utah 84020; if to AFC, addressed to Advanta Finance Corp., 10790 Rancho Bernardo Road, San Diego, California 92127; if to ANB, addressed to Advanta National Bank, One Righter Parkway, Wilmington, Delaware 19803; or, if to any party, addressed to such other address or facsimile number as such party shall give notice to the other parties pursuant to this Article
XIV. Notices, consents, and other communications may also be effected by first class mail, postage prepaid sent to the foregoing addresses. Any notice, consent, direction, demand or other communication given under this Agreement shall be effective upon receipt by the intended recipient.

                                   ARTICLE XV
                                Entire Agreement

         This Agreement, including the Exhibits and Schedules hereto, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements between them, whether oral or written, of any nature whatsoever with respect to the subject matter hereof.

                                   ARTICLE XVI
                                   Indemnities

         Without limiting any other rights which Purchaser or each Originator may have hereunder or under applicable law, and in addition to any other indemnity provided hereunder, each Originator hereby agrees to indemnify Purchaser, its Assignees and their respective officers, directors, agents and employees (each, an "Indemnified Party") from and against any and all Losses incurred by any of them relating to or resulting from:

                  (a) Any representation or warranty made by such Originator (or any officers, employees or agents of such Originator) under or in connection with this Agreement, any periodic report required to be furnished hereunder or any other information or document delivered by such Originator pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (b) The failure by such Originator to (i) comply with any applicable law, rule or regulation with respect to any purchase and sale hereunder or (ii) perform or observe any material obligation or covenant hereunder; or

                  (c) The failure by such Originator (if so requested by Purchaser) to execute and properly file, or any delay in executing and properly filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to the Mortgage Loans.

         Promptly after receipt by an Indemnified Party under this Article XVI of notice of the commencement of any action or other proceeding, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Article XVI, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this Article XVI. In case any such action is brought against any Indemnified Party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, to assume the defense thereof, with counsel satisfactory to such Indemnified Party; provided, however, that if the defendants in any such action include both the Indemnified Party and the indemnifying party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to the indemnifying party, the Indemnified Party shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon receipt of notice from the indemnifying party to such Indemnified Party of its election so to assume the defense of such action and approval by the Indemnified Party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties under this Article XVI who are parties to such action), (ii) the indemnifying party shall have employed counsel which is not satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the Indemnified Party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

                                  ARTICLE XVII
                                RESPA Obligations

         Each Originator agrees to discharge, on Purchaser's behalf, all obligations, including all disclosure obligations, which Purchaser may have under the Real Estate Settlement Procedures Act of 1974, as amended, in connection with Purchaser's purchase of all of the Mortgage Loans. Purchaser agrees to provide the Originator with such information as is reasonably necessary for the Originator to discharge such obligations and hereby appoints the Originator as its agent in its name for the purposes of, and only for the purposes of, performing such obligations. Each Originator hereby agrees to indemnify Purchaser, its

Assignees and their respective officers, directors, agents and employees from any Losses suffered by any such party in connection with the Originator's obligations under this provision.

                                  ARTICLE XVIII
                                    Survival

         All indemnities and undertakings of Originator and Purchaser hereunder shall survive the termination of this Agreement.

                                   ARTICLE XIX
                               Consent to Service

         Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given pursuant to
Article XIV hereof.

                                   ARTICLE XX
               Submission to Jurisdiction; Waiver of Trial by Jury

         With respect to any claim arising out of this Agreement each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan, City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process is made as set forth in Article XIX hereof or by any other lawful means. To the extent permitted by applicable law, Purchaser and the Originators each irrevocably waive all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

                                   ARTICLE XXI
                                  Construction

         The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Articles, Sections, Schedules and Exhibits in this Agreement are to the Articles, Sections of and Schedules and Exhibits to this Agreement. The Schedules and Exhibits are hereby incorporated into and form a part of this Agreement. As used in this Agreement, any form of the word "include" shall be deemed to be followed by the words "without limitation," the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require, the singular includes the plural and vice-versa, and terms such as "herein," "hereof," "hereby" and "hereunder" refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context clearly indicates otherwise. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                  ARTICLE XXII
                               Further Assurances

         Each party hereto agrees to execute, acknowledge and deliver to the other parties and to Purchaser's Assignees such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.


                                  ARTICLE XXIII
                             Third Party Beneficiary

         The Insurer shall be deemed to be an express third-party beneficiary of this Agreement and shall be entitled to enforce the terms hereof as if it were a party hereto.


                                  ARTICLE XXIV
                                   No Petition

         The Originators, by entering into this Agreement, hereby covenant and agree that they will not at any time institute against the Sponsor or the Trust, or join in any institution against the Sponsor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.

                                  ADVANTA CONDUIT RECEIVABLES, INC.,
                                           as Purchaser


                                  By:       /s/ Michael Coco
                                     ------------------------------------------
                                           Name:    Michael Coco
                                           Title:   Vice President


                                  ADVANTA BANK CORP.,
                                           as an Originator


                                  By:      /s/ Mark B. Hales
                                     ------------------------------------------
                                           Name:    Mark B. Hales
                                           Title:   President


                                  ADVANTA NATIONAL BANK,
                                           as an Originator


                                  By:       /s/ Michael Coco
                                     ------------------------------------------
                                           Name:    Michael Coco
                                           Title:   Vice President


                                  ADVANTA FINANCE CORP.,
                                           as an Originator


                                  By:       /s/ Michael Coco
                                     ------------------------------------------
                                           Name:    Michael Coco
                                           Title:   Vice President

                                   SCHEDULE I

                           SCHEDULE OF MORTGAGE LOANS

                                    EXHIBIT A

                                  MORTGAGE LOAN
                         REPRESENTATIONS AND WARRANTIES

         Each Originator makes the following representations and warranties to Purchaser solely with respect to the Mortgage Loans originated by such Originator and sold by such Originator or the warehouse trust to Purchaser. Such representations and warranties to speak (unless otherwise indicated) as of the Closing Date, in the case of the Initial Mortgage Loans, the Subsequent Transfer Date, in the case of the Subsequent Mortgage Loans, and the applicable Transfer Date, in the case of any Qualified Replacement Mortgage Loans, but shall survive the sale, transfer, and assignment of such Mortgage Loans to the Trust pursuant to the Sale and Servicing Agreement and the pledge of such Mortgage Loans to the Indenture Trustee pursuant to the Indenture:

               (i) All of the original or certified documentation set forth in the definition of Mortgage File and in Section 2.1(g)(i) of the Sale and Servicing Agreement (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Indenture Trustee on the Closing Date, in the case of the Initial Mortgage Loans, the Subsequent Transfer Date, in the case of the Subsequent Mortgage Loans, and the applicable Transfer Date, in the case of any Qualified Replacement Mortgage Loans. All such documentation is true and accurate in all material respects. Each of the documents and instruments specified to be included therein has been duly executed and is in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate, purchase or sell mortgage loans comparable to the Mortgage Loans.

              (ii) Each Mortgage Loan is being serviced by the Master Servicer or a Master Servicer Affiliate.

             (iii) During the period from origination to the Cut-Off Date or Subsequent Cut-Off Date, as applicable, each Mortgage Loan has been serviced in accordance with applicable law.

              (iv) All action has been taken to validly transfer and assign to the Purchaser all right, title and interest of such Originator in and to such Mortgage Loans and all other related property described in Section 2.01 (including the related Additional Balances); and, in accordance with Article III, all action has been taken to grant a security interest (as defined in the UCC as in effect in New York) in such property to Purchaser, which, if the Indenture Trustee maintains possession of the Mortgage File for each such Mortgage Loan, shall constitute a first priority perfected security interest in such property (to the extent that perfection can be achieved by possession by or on behalf of a secured party), subject to the effect of Section 9-306 of the UCC with respect to collections on such Mortgage Loans that are deposited in the Accounts.

               (v) The information set forth in the Schedule of Mortgage Loans (as amended for Qualified Replacement Mortgage Loans and Subsequent Mortgage Loans) for each such Mortgage Loan is true and correct in all material respects.

              (vi) The Mortgages and the Credit Line Agreements conveyed to Purchaser by the Originators pursuant to Section 2.01 hereof are not at the time of conveyance assigned or pledged by such Originator, and, at the time of conveyance thereof to Purchaser, such Originator is the owner and holder of such Mortgages and such Credit Line Agreements free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the holder of the related Mortgage Loans, to sell, assign or transfer the same.

             (vii) There is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or Mortgage relating to each such Mortgage Loan. Neither the operation of any of the terms of any such Credit Line Agreement or any such Mortgage nor the exercise of any right thereunder will render either such Credit Line Agreement or such Mortgage unenforceable, in whole or in part, nor subject to any right of rescission, set-off, claim, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (viii) With respect to each Mortgage Loan, on each date that the Coupon Rates have been adjusted, such adjustment was made in compliance with the related Mortgage and Credit Line Agreement and applicable law. With respect to the Mortgage Loans, the Coupon Rate over the term of each Mortgage Loan may not exceed the related maximum Coupon Rate, if any.

              (ix) As of the Cut-Off Date, each Mortgaged Property is improved by a single (one-to-four) family residential dwelling, which may include manufactured homes, condominiums and townhouses.

               (x) As of the Initial Cut-Off Date with respect to the Initial Mortgage Loans, as of the Subsequent Cut-Off Date with respect to Subsequent Mortgage Loans and as of the applicable Transfer Date with respect to any Qualified Replacement Mortgage Loan, each Mortgage is a valid and subsisting first or junior lien of record on the Mortgaged Property (subject in the case of any Junior Mortgage Loan only to one or more Senior Liens on such Mortgaged Property) and subject in all cases to the exceptions to title set forth in the title insurance policy or title search with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and except for liens for (i) real estate taxes and special assessments not yet delinquent, (ii) income taxes not yet due, (iii) any covenants, conditions and restrictions, rights of way, easements, and other matters of public record and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage.

              (xi) To the best of such Originator's knowledge, each Mortgage Loan at the time it was made had no delinquent tax or assessment lien or mechanic's lien on the related Mortgaged Property, and each such Mortgaged Property is free of substantial damage and is in good repair.

             (xii) Each Mortgage Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including the federal Truth-in-Lending Act and other consumer protection laws, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws.

            (xiii) With respect to each Mortgage Loan that is a First Mortgage Loan, and, to the best of such Originator's knowledge, with respect to each Mortgage Loan that is a Junior Mortgage Loan, (a) a lender's title insurance policy, issued in standard California Land Title Association form or American Land Title Association form, or other form acceptable in a particular jurisdiction by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, was issued on the date of origination of such Mortgage Loan, and as of the Closing Date with respect to the Initial Mortgage Loans, as of the Subsequent Transfer Date with respect to the Subsequent Mortgage Loans and as of each applicable Transfer Date with respect to any Qualified Replacement Mortgage Loan, each such policy is valid and remains in full force and effect, or (b) a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to any Mortgage Loan as to which no title insurance policy or binder was issued.

             (xiv) Each Credit Line Agreement and each Mortgage relating to a Mortgage Loan is an enforceable obligation of the related Mortgagor and is enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

              (xv) To the best of such Originator's knowledge, all parties to each Credit Line Agreement and the related Mortgage had legal capacity to execute such Credit Line Agreement and related Mortgage and each such Credit Line Agreement and related Mortgage have been duly and properly executed by such parties.

             (xvi) The terms of each Credit Line Agreement and each related Mortgage have not been impaired, cancelled, subordinated, rescinded, altered or modified in any material respect (except as set forth in the Mortgage File or on the Schedule of Mortgage Loans), and the related Mortgaged Property has not been released from the lien of the related Mortgage, in whole or in part and no instrument has been executed that would effect such release, cancellation, subordination or rescission, except by a written instrument which (if such instrument is secured by real property) has been recorded, if necessary, to protect the interest of the Noteholders and which has been delivered to the Indenture Trustee.

            (xvii) Except as otherwise required by law or the terms of the Credit Line Agreement, the related Credit Line Agreement is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

           (xviii) Each Mortgaged Property is located in the state identified in the Schedule of Mortgage Loans and consists of one or more parcels of real property with a residential dwelling erected thereon.

             (xix) To the best of such Originator's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each such Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of such Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended.

              (xx) With respect to each Mortgage Loan that is a Junior Mortgage Loan, either (A) no consent for such Mortgage Loan was required by the holder of any related Senior Lien prior to the making of such Mortgage Loan or (B) such consent has been obtained and is contained in the related Mortgage File.

             (xxi) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of such Originator's knowledge, there is no homestead or other exemption available which materially interferes with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage.

            (xxii) To the best of such Originator's knowledge, there is no default, breach, violation or event of acceleration existing under any Mortgage or Credit Line Agreement and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and such Originator has not waived any default, breach, violation or event of acceleration; provided, however, that the foregoing shall not apply to the extent that the relevant default, breach, violation or other event relates to one or more of the Mortgage Loans being Delinquent.

           (xxiii) No selection procedures reasonably believed by such Originator to be adverse to the interests of the Noteholders or the Insurer was utilized in selecting the Mortgage Loans.

            (xxiv) No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the applicable title insurer (to the extent required by such title insurer) and which is part of the related Mortgage File delivered to the Indenture Trustee.

             (xxv) At the time of origination of each Mortgage Loan that is not a First Mortgage Loan, the indebtedness secured by the related senior lien was not more than 30 days delinquent.

            (xxvi) To the best of such Originator's knowledge, all required inspections, licenses and certificates with respect to the use and occupancy of all occupied portions of all property securing the Mortgages have been made, obtained or issued, as applicable.

           (xxvii) With respect to each Mortgage Loan that is not a First Mortgage Loan, the indebtedness secured by the related senior lien does not provide for negative amortization.

          (xxviii) With respect to each Mortgage Loan that is not a First Mortgage Loan, the maturity date of the Mortgage Loan is prior to the maturity date of the indebtedness secured by the related senior lien if such senior lien provides for a balloon payment.

            (xxix) With respect to each Mortgage Loan, (1) the improvements upon each related Mortgaged Property are covered by a valid and existing hazard insurance policy with a carrier generally acceptable to the Master Servicer that provides for fire and extended coverage representing coverage not less than (a) the Credit Limit of such Mortgage Loan or (b) the maximum insurable value of the related Mortgaged Property, or (2) the Master Servicer has obtained and will maintain a blanket policy insuring against fire, flood and hazards of extended coverage with respect to all of the Mortgage Loans.

             (xxx) With respect to any Mortgage Loan which is a First Mortgage Loan, such Originator has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Master Servicer and the Indenture Trustee in any Mortgage Insurance Policies applicable to any such Mortgage Loan delivered by such Originator hereunder, including any necessary notifications of insurers, assignments of policies or interests therein and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trust and its assignees in care of the Master Servicer or the Indenture Trustee.

            (xxxi) To the best of such Originator's knowledge, each Mortgage Loan was underwritten in all material respects in accordance with the credit underwriting guidelines of such Originator as in effect on the date of origination.

           (xxxii) To the best of such Originator's knowledge, such Originator has received no notice of default of any First Mortgage Loan secured by any Mortgaged Property that also secures a Mortgage Loan which has not been cured by a party other than such Originator.

          (xxxiii) As of the respective Cut-Off Date, no Mortgagor had been identified on the records of such Originator as being the subject of a current bankruptcy proceeding.

           (xxxiv) To the best of such Originator's knowledge, with respect to the Mortgage Loans, the documents, instruments and agreements submitted by each Mortgagor for loan underwriting were not falsified and contain no untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the information and the statements contained therein not misleading.

            (xxxv) Except as previously disclosed in writing to the Indenture Trustee, with respect to each Mortgage Loan, there is only one originally executed Mortgage and Credit Line Agreement not stamped as a duplicate.

           (xxxvi) With respect to the Initial Mortgage Loans as of the Initial Cut-Off Date, and with respect to the Subsequent Mortgage Loans on the Subsequent Cut-Off Date, each such Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects to the description thereof set forth in the Registration Statement.

                                    EXHIBIT B

                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

         Pursuant to this Subsequent Transfer Agreement (this "Agreement"), dated as of __________, _____, between Advanta Bank Corp., a Utah industrial loan corporation ("ABC"), Advanta National Bank, a national banking association ("ANB"), and Advanta Finance Corp., a Nevada corporation ("AFC"), on one hand, and Advanta Conduit Receivables, Inc., a Nevada corporation ("Purchaser"), on the other hand (ABC, ANB and AFC are sometimes individually referred to herein as an "Originator" and sometimes collectively referred to herein as the "Originators"), and pursuant to the Purchase Agreement dated as of April 1, 2000 (the "Purchase Agreement"), among the Originators and the Purchaser, the Originators and the Purchaser agree to the sale by the Originators and the purchase by the Purchaser of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

         Capitalized terms are used in this Agreement as defined in Annex 1 of the Indenture, dated as of April 1, 2000 (the "Indenture"), between Advanta Revolving Home Equity Loan Trust 2000-A and Bankers Trust Company of California, N.A., as Indenture Trustee, which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.  Sale of Subsequent Mortgage Loans.

         (a) The Originators do hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of their right, title and interest in and to the Subsequent Mortgage Loans, and including all principal and interest collected in respect of the Subsequent Mortgage Loans on and after the Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.02 of the Purchase Agreement; provided, however, that the Originators reserve and retain all right, title and interest in and to principal and interest collected in respect of the Subsequent Mortgage Loans prior to the Subsequent Cut-Off Date. The Originators, contemporaneously with the delivery of this Agreement, have delivered or caused to be delivered to the Purchaser each item set forth in Section 2.02 of the Purchase Agreement.

         (b) The transfer to the Purchaser by the Originators of the Subsequent Mortgage Loans identified on the Schedule of Mortgage Loans shall be absolute and is intended by the parties hereto to constitute a sale by the Originators to the Purchaser on the Subsequent Transfer Date of all the Originators' right, title and interest in and to the Subsequent Mortgage Loans, and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Originators hereby grant to the Purchaser as of the Subsequent Transfer Date a security interest in all of the Originators' right, title and interest in, to and under the Subsequent Mortgage Loans, and such other property, to secure all of the Originators' obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Originators agree to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements and any continuation statements with respect thereto as are necessary to perfect and protect the Purchaser's interests in each Subsequent Mortgage Loan and the proceeds thereof.

         (c) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans and this Agreement shall be borne by the Originators.

         Section 2.  Representations and Warranties; Conditions Precedent.

         (a) Each of the Originators hereby affirms the representations and warranties set forth in Sections 4.01 and 4.02 of the Purchase Agreement that relate to such Originator or the Subsequent Mortgage Loans conveyed by such Originator as of the date hereof. Each of the Originators hereby confirms that each of the conditions set forth in Section 2.02 of the Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan conveyed by such Originator complies with the requirements of this Agreement and Section 2.01(b) of the Purchase Agreement.

         (b) Each of the Originators hereby affirms that it is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against such Originator prior to the date hereof.

         (c) All terms and conditions of the Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Purchase Agreement.

         Section 3. Recordation of Instrument. To the extent permitted by applicable law or a memorandum thereof if permitted under applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the related Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Noteholders' expense on direction of Noteholders holding Notes evidencing at least 51% of the Aggregate Note Balance, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

         SECTION 4. GOVERNING LAW. THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 5. Counterparts. This Agreement may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

         Section 6. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Originators and the Purchaser and their respective successors and assigns.

                                  ADVANTA CONDUIT RECEIVABLES, INC.,
                                           as Purchaser


                                  By:
                                     ------------------------------------------
                                           Name:    Michael Coco
                                           Title:   Vice President



                                  ADVANTA BANK CORP.,
                                           as an Originator


                                  By:
                                     ------------------------------------------
                                           Name:
                                           Title:



                                  ADVANTA NATIONAL BANK,
                                           as an Originator


                                  By:
                                     ------------------------------------------
                                           Name:    Michael Coco
                                           Title:   Vice President



                                  ADVANTA FINANCE CORP.,
                                           as an Originator


                                  By:
                                      ------------------------------------------
                                           Name:    Michael Coco

                                           Title:   Vice President